Prospectus - May 1, 2004

TIAA-CREF Life Single
Premium Immediate Annuities
Single Premium Immediate Variable Annuity Contracts Funded Through
TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the single premium immediate variable annuity contracts (SPIAs) offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contracts are designed to provide you with a stream of income for the life of the named annuitant(s) or for a specified period of time you select. You can choose a combination of fixed and variable annuity payments by allocating your single premium to a TIAA-CREF Life fixed account or to one or more of the following eight separate account variable investment accounts:

• Growth Equity • Growth & Income • International Equity • Large-Cap Value	• Small-Cap Equity • Stock Index • Social Choice Equity • Real Estate Securities

As with all variable annuities, your variable annuity payments will increase or decrease, depending on how well the investment account’s underlying mutual fund investment performs over time. TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

More information about the separate account and the contracts is on file with the Securities and Exchange Commission (SEC) in a “Statement of Additional Information” (SAI) dated May 1, 2004. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 877 518-9161. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

The contracts or certain investment options under the contracts will not be available to you unless approved by the regulatory authorities in your state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contracts is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Table of Contents

Definitions	3

Summary	5

The SPIA Contracts	9

The Variable Investment Accounts	16

The Contract Charges	18

Federal Income Taxes	20

Other Information	22

General Matters	25

Condensed Financial Information	26

Table of Contents for the Statement of Additional Information	33

This prospectus outlines the terms of the single premium immediate variable annuities issued by TIAA-CREF Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Definitions

    Throughout the prospectus, “TIAA-CREF Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any contractowner or any prospective contractowner.

1940 Act: The Investment Company Act of 1940, as amended.

Annuitant: The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made.

Annuity Unit: A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return: 4%. This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary: The person or institution selected by the contractowner to become the new contractowner if the contractowner dies while any annuity payments remain due.

Business Day: Any day that the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day: Any day of the year.

Commuted Value: The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

Contracts: The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity single premium immediate annuity contracts.

Contractowner: The person (or persons) who controls all the rights and benefits under a contract.

Current Value: The present value of the future annuity payments, which for variable payments is computed using the assumption that the relevant investment account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the present value is determined based on the age of the annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to

Single Premium Immediate Annuities — Prospectus  3

determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “current value” definition is used in determining the value of a refund in the event a contract is cancelled during the free-look period.

Fixed Account: The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

General Account: All of TIAA-CREF Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Income Change Method: The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual income change method.

Income Option: The form of annuity benefit that you select under the Two-Life Annuity. The income options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

IRC: The Internal Revenue Code of 1986, as amended.

Issue Date: The day that the contract is issued and becomes effective.

Premium: The amount you invest in the contract.

Present Value: The present value of a series of payments is the lump sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant: The natural person whose life, together with the annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity.

Separate Account: TIAA-CREF Life Separate Account VA-1.

TIAA: Teachers Insurance and Annuity Association of America.

TIAA-CREF Life: TIAA-CREF Life Insurance Company, an indirect wholly-owned subsidiary of TIAA.

Valuation Day: Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren’t business days end at 4 p.m. Eastern Time.

Valuation Period: The period that starts at the close of regular trading on the NYSE (usually 4 p.m. Eastern Time) on any valuation day and ends at the close of regular trading on the next succeeding valuation day.

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Summary

    Read this summary together with the detailed information you’ll find in the rest of the prospectus.

What are TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs)?

    TIAA-CREF Life’s Single Premium Immediate Annuities (SPIAs) allow you, the owner, to apply a single sum of money to one of three types of annuity contracts and receive a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. The types of contracts we offer are:

•	the One-Life Annuity, which pays income as long as the annuitant lives or until the end of an optional specified guaranteed period, whichever is longer;

•	Two-Life Annuity, which pays income as long as either the annuitant or the second annuitant is alive or until the end of an optional specified guaranteed period, whichever is longer, and which, after the death of an annuitant, continues at either the same or a reduced level for the life of the other annuitant; and

•	the Fixed-Period Annuity, which pays income to you for a fixed period of between 5 and 30 years.

    A contract is available to you provided it has been approved by the insurance department of your state of residence.

What are my investment options under the contracts?

    Under TIAA-CREF Life’s SPIAs, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single premium to the fixed account or to one or more of the separate account’s variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually. Currently, the separate account has eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:

• Growth Equity • Growth & Income • International Equity • Large-Cap Value	• Small-Cap Equity • Stock Index • Social Choice Equity • Real Estate Securities

    TIAA-CREF Life doesn’t guarantee the investment performance of the funds or the variable investment accounts, and you bear the entire investment risk.

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    If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%.

May I change the accounts from which annuity payments are made and how often my payments are valued under the contract?

    You will be able to “transfer” all or part of the future annuity income payable one time each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life or Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), with certain conditions. Once a year you also may change how frequently your payments from a variable investment account are valued, i.e., you may change your income change method. For more details on transfers and changing your income change method, see “Changing Investment Accounts and Income Change Methods,” page 13.

What expenses must I pay under the contracts?

    The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

    This first table lists certain categories of contractowner transaction expenses for comparative purposes. State premium taxes may be deducted depending on your state.

Contractowner Transaction Expenses

Sales load imposed on purchases (as a percentage of premiums)	None
Deferred sales load (as a percentage of premiums or amount surrendered, as applicable)	None
Premium taxes (as a percentage of premiums, if applicable) [1]	1.0-3.5%
Surrender fees (as a percentage of amount surrendered)	None
Exchange fee	None

[1]	Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.

    This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

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Separate Account Annual Expenses

(as a percentage of average account value)

	Maximum	Fee	Current
	Contractual Fees[1]	Waiver[1]	Charges[1]

Annual Contract Fees	None	None	None
Mortality and expense risk charge	1.00%	0.60%	0.40%
Administrative expense charge	0.20%	0.00%	0.20%
Total separate account annual charges	1.20%	0.60%	0.60%

[1]	TIAA-CREF Life has waived 0.60% of the mortality and expense risk charge, so that total current separate account annual charges are 0.60%. TIAA-CREF Life will provide at least three months’ notice before it raises these charges above 0.60%.

TIAA-CREF Life Funds Annual Expenses (as a percentage of fund average net assets)

    These next two tables show the operating expenses charged by the various TIAA-CREF Life Funds available under your contract. The first table shows the range of total operating expenses charged by these funds. The next table provides greater detail on the total operating expenses charged by each fund, and shows the total separate account and fund annual expenses. More detail concerning each fund’s fees and expenses is also contained in the TIAA-CREF Life Funds prospectus.

Range of Total Annual Fund Operating Expenses

	Minimum	Maximum
	Expenses	Expenses

Total expenses that are deducted from fund assets, including management fees and other expenses	0.06%	0.29%

Total Annual Fund Operating Expenses by Fund

	Management		Total	Total Separate
	(investment	Other	Annual Fund	Account and Fund
	advisory) Fees	Expenses[1]	Operating Expenses	Annual Expenses[2]

Growth Equity Fund	0.25%	None	0.25%	0.85%
Growth & Income Fund	0.23%	None	0.23%	0.83%
International Equity Fund	0.29%	None	0.29%	0.89%
Large-Cap Value Fund	0.24%	None	0.24%	0.84%
Small-Cap Equity Fund	0.10%	None	0.10%	0.70%
Stock Index Fund	0.06%	None	0.06%	0.66%
Social Choice Equity Fund	0.07%	None	0.07%	0.67%
Real Estate Securities Fund	0.25%	None	0.25%	0.85%

[1]	Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

[2]	If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.27% for the Social Choice Equity Fund, and 1.45% for the Real Estate Securities Fund.
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    Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund’s daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.

   Examples

    The next two tables provide examples that are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and fund fees and expenses.

    These examples assume that you invest $10,000 in the contract for the time periods indicated. (Note that, notwithstanding this standard $10,000 example, the minimum investment is $25,000.) The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of the funds.

    The first example assumes that the current separate account fee waivers are in place for each period. The second example assumes that there is no waiver of separate account charges.

    Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example With Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$87	$271	$471	$1,049
Growth & Income Account	$85	$265	$460	$1,025
International Equity Account	$91	$284	$493	$1,096
Large-Cap Value Account	$86	$268	$466	$1,037
Small-Cap Equity Account	$72	$224	$390	$871
Stock Index Account	$67	$211	$368	$822
Social Choice Equity Account	$68	$214	$373	$835
Real Estate Securities Account	$87	$271	$471	$1,049

Example Without Fee Waivers	1 Year	3 Years	5 Years	10 Years

Growth Equity Account	$148	$459	$792	$1,735
Growth & Income Account	$146	$452	$782	$1,713
International Equity Account	$152	$471	$813	$1,779
Large-Cap Value Account	$147	$456	$787	$1,724
Small-Cap Equity Account	$132	$412	$713	$1,568
Stock Index Account	$128	$400	$692	$1,523
Social Choice Equity Account	$129	$403	$697	$1,534
Real Estate Securities Account	$148	$459	$792	$1,735

    These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “The Contract Charges,” page 18.

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How do I purchase a contract?

    To purchase a contract, you must complete an application and make a premium payment of at least $25,000. For details, see “Purchasing a Contract and Remitting Your Premium,” page 10.

May I cancel my contract?

    You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the “free look” period specified in your contract. We’ll refund the current value of your contract calculated as of the date your refund request is postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, as of the day we receive it. (Note that the current value of your contract may be less than your premium.) In the states listed in Appendix A, where we are required to return your premium, we’ll refund your full premium less any payments made as of the date we receive your request. In all cases, we will send you the refund within 7 days after we receive your refund request and your contract. Any premium taxes and expense charges deducted from the premium also will be refunded.

The SPIA Contracts

    This prospectus describes the individual single premium immediate variable annuities (SPIAs) offered by TIAA-CREF Life Insurance Company. The rights and benefits under the contracts are summarized below. However, the descriptions you read here are qualified entirely by the contracts themselves. The contracts are not available to residents in those states where we haven’t yet received regulatory approval.

    Under the SPIA contracts, TIAA-CREF Life promises to pay you, the owner, an income in the form of annuity payments. You choose the frequency of these payments. You can use the contracts to provide you with a stream of income for the life of the named annuitant(s) (which may be you or another person) or for a specified period of time you select. How long we make annuity payments under the contract will depend on the type of contract you choose: a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, as well as the length of any guaranteed period you choose.

    The SPIA contracts include both fixed and variable components—that is, you can allocate your single premium between the fixed account or one or more separate account variable investment accounts. Annuity payments from the fixed account are guaranteed by TIAA-CREF Life over the life of the contract. Annuity payments from the separate account’s variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your variable payments will also change depending on the income change method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

Single Premium Immediate Annuities — Prospectus  9

Purchasing a Contract and Remitting Your Premium

    The Premium. We’ll issue you a contract as soon as we receive your completed application and your premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

TIAA-CREF
Single Premium Immediate Annuity
P.O. Box 532008
Atlanta, GA 30353-2008

    Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. The premium must be for at least $25,000. Additional premiums are not permitted. We will credit your premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don’t have the necessary information within five business days, we’ll return your premium unless you instruct us otherwise upon being contacted.

    We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

    Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

    Electronic Payment. You may pay your premium by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here’s what you need to do:

    1. Send us your application;

2.	Instruct your bank to wire money to: Citibank, N.A. ABA Number 021000089 New York, NY

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Account of: TIAA-CREF Life Insurance Company Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

Annuity Payments

    You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the SPIA contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

    Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

    We’ll send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank (although technically we have the right to make all annuity payments payable at TIAA-CREF Life’s home office). If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad.

Payments from the Fixed Account

    On the contract issue date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	the interest rates then in effect

•	the income option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Single Premium Immediate Annuities — Prospectus  11

    Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the annuitant’s death). The amount of each annuity payment from the fixed account does not change as a result of the investment experience of any variable investment account.

Payments from the Variable Investment Accounts

    The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units you purchase is determined on the contract issue date. (If you live in one of the states listed on Appendix A, the number of annuity units you purchase will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the issue date of your contract.) Annuity unit values are calculated as of each valuation day based primarily on the net investment results of the funds underlying the particular investment account. For the formulas used to determine annuity unit values, see the SAI.

    Your initial annuity payments will be determined based on:

•	the amount of your premium

•	whether the contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the annuitant and any second annuitant, as applicable

•	in the case of the Two-Life Annuity, the income option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

    Over the life of the contract, payments will go up or down based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of income change method). In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

    You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, the amount of payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the

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previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a business day, the prior business day).

    For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” on page 15 and the SAI.

Contract Options

    At the current time, you may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your beneficiary) may be less than the premium you paid depending on the duration of your contract.

    One-Life Annuity. This option pays you or your beneficiary income as long as the annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the annuitant dies before it’s over, annuity income payments will continue to you or your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant’s life expectancy. If you do not elect a guaranteed period, all annuity income payments end when the annuitant dies—so that it’s possible for you to receive only one payment if the annuitant dies before the second payment is made, two payments if the annuitant dies before the third payment is made, etc.

    Two-Life Annuity. This option pays income to you or your beneficiary as long as the annuitant or second annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants’ life expectancy. There are three types of income options under the Two-Life Annuity, all available with or without a guaranteed period— Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

    Fixed-Period Annuity. This option pays you or your beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you’ve chosen, payments stop. The period you choose cannot exceed the annuitant’s life expectancy.

Changing Investment Accounts and Income Change Methods

    You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable investment account to another variable investment account or to the fixed account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred from the fixed account to a variable investment account it cannot be transferred back to the fixed

Single Premium Immediate Annuities — Prospectus  13

account. You may not transfer payments from the fixed account to the variable investment accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment.

    We’ll process your transfer as of the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it’s not a business day. Transfers under the annual income change method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income change method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. If you live in any of the states listed in Appendix A, during the period in which any portion of your premium is temporarily held in the general account, no transfers may be made. For more on how we calculate transfer amounts, see “Calculating Variable Annuity Payments,” page 15.

    You can switch between the annual and monthly income change methods at any time, and the switch will go into effect on March 31.

    To request a transfer or to switch your income change method, call our Planning and Service Center toll free at 1 800 223-1200 or write to TIAA-CREF Life’s home office at 730 Third Avenue, New York, NY 10017-3206. Please note that telephone transactions may not always be available.

Receiving a Lump Sum Payment

    You or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the annuitant(s) dies during the guaranteed period, or (ii) under a Fixed-Period Annuity from the variable investment accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of annuitant(s), or if the annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump sum payment from the fixed account is only available to your beneficiaries after your death.)

    The commuted value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the commuted value is the business day on which we receive the request for a commuted value, in a form acceptable to us. You can also defer the effective date to a future business day acceptable to us.

    A lump sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59  1/2. (See “Federal Income Taxes.”)

14  Prospectus — Single Premium Immediate Annuities

Death of the Contractowner

    If you (the owner) die, your designated beneficiar(ies) or, if none, the person chosen as the annuitant or second annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving beneficiary and the annuitant and second annuitant, if any, has died before the end of a guaranteed period, the commuted value of any payments remaining due will be paid in one sum to your estate.

    When you fill out an application for a contract, you can name one or more beneficiaries or contingent beneficiaries. You can change your beneficiary at any time. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal adviser.

Calculating Variable Annuity Payments

    The amount of each variable annuity payment from each investment account is equal to the number of annuity units payable multiplied by the then-current value of one annuity unit for the variable investment account and income change method you chose.

    Determining the Number of Annuity Units Payable. The number of annuity units you purchase under the contract is derived by dividing the portion of the premium (net of any premium taxes) you allocated to a particular investment account and income change method by the product of the annuity unit value for that investment account and income change method, and an annuity factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

    The number of annuity units for each variable investment account and income change method under a contract is generally determined on the contract issue date and remains fixed unless there is a “transfer” of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method. If you live in any of the states listed in Appendix A, the number of annuity units payable from each variable investment account will be determined as of the date that we transfer your temporary investment in the general account to the variable investment accounts. See “Temporary Investment in the General Account” on page 18.

    Computing Annuity Unit Values. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the

Single Premium Immediate Annuities — Prospectus  15

net investment performance of the account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

    For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31. For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

    TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

    For the more detailed formula we use for determining annuity unit values, see the SAI.

The Variable Investment Accounts

The Underlying Funds

    You may allocate any portion of the premium to the separate account, which currently has eight subaccounts, or variable investment accounts. These variable investment accounts invest in shares of the funds of the TIAA-CREF Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten funds.

    Note that not all of the ten funds described in the attached prospectus for the TIAA-CREF Life Funds are available under your contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the funds listed below.

    The funds available under your contract are:

   Active Equity Funds Using the Dual Investment Management Strategy®:

    The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.

16  Prospectus — Single Premium Immediate Annuities

    The Growth & Income Fund seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.

    The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

    The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

   Active Equity Funds Using the Quantitative Management Strategysm:

    The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

   Index Funds:

    The Stock Index Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

   Specialty Funds:

    The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

    The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

    Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

    The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the “Dual Investment Management Strategy,” the “Quantitative Management Strategy,” and the risks of investing in the funds are described fully in its prospectus and SAI. A copy of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 518-9161, or by accessing our internet website at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

Single Premium Immediate Annuities — Prospectus  17

Temporary Investment in the General Account

    If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin: If in your application you allocated any portion of the premium to the variable investment accounts, that portion of the premium will initially be applied to the TIAA-CREF Life general account until seven days plus the number of days in the free look period applicable in your state (see Appendix A) have passed from the issue date of your contract. At that time, the amount applied to the general account, plus any interest credited on the amount, will automatically be transferred to the variable investment accounts you have chosen, and the number of annuity units payable from each variable investment account will be determined as of that date. While this amount is held in the general account, it will be credited with interest at a rate guaranteed not to be less than an effective annual rate of 2.50%. Your first payment may not reflect participation in the variable investment accounts.

The Contract Charges

Separate Account Charges

    We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by TIAA-CREF Life. The contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each investment account. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any raise.

    Administrative Expense Charge. This charge is for administration and operations, such as allocating the premium and administering the contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

    Mortality and Expense Risk Charge. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contracts. The current daily deduction is equal to 0.40% of net assets annually.

    TIAA-CREF Life’s mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

    TIAA-CREF Life’s expense risk is the possibility that TIAA-CREF Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

18  Prospectus — Single Premium Immediate Annuities

    If the mortality and expense risk charge allowed under the contract isn’t enough to cover TIAA-CREF Life’s costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

Other Charges and Expenses

    Fund Expenses. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds. The fees for the TIAA-CREF Life Funds available under your contract are:

Annual Fund Expenses
(as a percentage of
the average daily net
assets of the fund)

Growth Equity Fund	0.25%
Growth & Income Fund	0.23%
International Equity Fund	0.29%
Large-Cap Value Fund	0.24%
Small-Cap Equity Fund	0.10%
Stock Index Fund	0.06%
Social Choice Equity Fund	0.07%
Real Estate Securities Fund	0.25%

    For more information on fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

    No Deductions from Premium. The contracts do not provide for charges or other deductions from the premium.

    Premium Taxes. Currently, residents of several states may be subject to premium taxes on their contract. We will deduct any charges for premium taxes from your premium before its applied to provide annuity payments. State premium taxes currently range from 1.00 percent to 3.50 percent of premium payments.

Single Premium Immediate Annuities — Prospectus  19

Federal Income Taxes

    The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information). It is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

Taxation of Annuity Payments

    Generally, the annuity payments from a nonqualified annuity contract include both a return of premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

    Currently capital gains tax rates are not applicable to annuities.

    If, after the contract issue date, annuity payments stop because an annuitant died, any premium that has not been recovered is generally allowable as a deduction for your last taxable year.

    Assigning, pledging, or exchanging a contract or designating an annuitant, payee, or other beneficiary who is not the owner may have adverse tax consequences including treatment as a distribution.

Receiving Lump Sums

    The Internal Revenue Service currently takes the position that any lump sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump sum payment from your contract. See “Receiving a Lump Sum Payment,” page 14.

    The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump sum payment from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

20  Prospectus — Single Premium Immediate Annuities

Taxation Upon Death

    Amounts may be distributed from the contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

    For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received, which were not includable in gross income.

Possible Tax Changes

    Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

Withholding

    Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

Possible Charge for TIAA-CREF Life’s Taxes

    Currently we don’t charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes— see page 6), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Diversification and Distribution Requirements

    The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

Tax Advice

    What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

Single Premium Immediate Annuities — Prospectus  21

Other Information

TIAA-CREF Life Insurance Company and TIAA

    The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206.

    TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 2.5 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2003, TIAA’s assets were approximately $151.2 billion; the combined assets for TIAA and CREF totaled approximately $298.2 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life’s guarantees).

The Separate Account

    On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

    Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains, or losses. Under New York law, we can’t charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

    The separate account currently has eight subaccounts, or variable investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds.

The Fixed Account

    This prospectus is designed to provide information mainly about the variable investment accounts. Following is a brief description of the fixed account. Amounts allocated to the fixed

22  Prospectus — Single Premium Immediate Annuities

account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For details about the fixed account, see your contract.

Distributing the Contracts

    The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

    Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

Delay of Payments

    We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners. In addition, transfers of accounts from and within the fixed and variable investment accounts may be deferred under these circumstances.

    If a check has been submitted as the premium, we have the right to defer any payments until the check has been honored.

Voting Rights

    The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you

Single Premium Immediate Annuities — Prospectus  23

have the right to instruct us how to vote the shares supporting your contract. If we don’t receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

    The number of votes that a contractowner has the right to instruct are calculated separately for each variable investment account, and include fractional votes. The contractowner has a voting interest in each investment account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable investment account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

Adding and Closing Accounts or Substituting Funds; Adding or Deleting Contract Options or Income Methods

    We can add new investment accounts in the future that would invest in other funds. We don’t guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one fund for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing contracts for use with any investment account. We can also stop or start providing certain contract options or income options under either the annual or monthly income change methods from current or future investment accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to any required NYID, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

24  Prospectus — Single Premium Immediate Annuities

General Matters

Contacting TIAA-CREF Life

    All notices, forms, requests, or payments must be sent to TIAA-CREF Life’s home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

Customer Complaints

    Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800 223-1200.

Electronic Prospectuses

    If you received this prospectus electronically and would like a paper copy, please call 877 518-9161, and we will send it to you.

Householding

    To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 518-9161, or write us.

Important Information About Procedures for Opening a New Account

    To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

    What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

Signature Requirements

    For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

    We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Single Premium Immediate Annuities — Prospectus  25

Condensed Financial Information

Condensed Financial Information

    Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2003. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, Social Choice Equity, Large-Cap Value, Small-Cap Equity, and Real Estate Securities variable investment accounts of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.

26  Prospectus — Single Premium Immediate Annuities

Condensed Financial Information (continued)

	Stock Index Sub-Account

						December 1,
						1998
						(Commencement
	For the Years Ended December 31,					of Operations) to
						December 31,
	2003	2002	2001	2000	1999	1998(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.783	$.370	$.229	$.104	$.289	$.052
Expenses	.092	.060	.067	.025	.016	.006

Investment income (loss)—net	.691	.310	.162	.079	.273	.046
Net realized and unrealized gain (loss) on investments	5.404	(5.871)	(3.573)	(2.517)	5.184	1.050

Net increase (decrease) in Accumulation Unit Value	6.095	(5.561)	(3.411)	(2.438)	5.457	1.096
ACCUMULATION UNIT VALUE:
Beginning of period	20.143	25.704	29.115	31.553	26.096	25.000

End of period	$26.238	$20.143	$25.704	$29.115	$31.553	$26.096

TOTAL RETURN RATIO TO AVERAGE NET ASSETS:	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%	4.39%
Expenses(b)	0.47%	0.30%	0.30%	0.30%	0.30%	0.02%
Investment income (loss)—net	3.54%	1.54%	0.73%	0.98%	5.09%	0.18%
Portfolio turnover rate	4.71%	11.42%	6.95%	8.87%	0.17%	0.00%
Thousands of Accumulation Units outstanding at end of period	4,397	3,363	2,667	2,062	723	4

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Single Premium Immediate Annuities — Prospectus  27

Condensed Financial Information (continued)

	Growth Equity Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.141	$.064	$.017	$.027
Expenses	.052	.032	.013	.038

Investment income (loss)—net	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	2.732	(4.442)	(4.392)	(6.012)

Net increase (decrease) in Accumulation Unit Value	2.821	(4.410)	(4.388)	(6.023)
ACCUMULATION UNIT VALUE:
Beginning of period	10.179	14.589	18.977	25.000

End of period	$13.000	$10.179	$14.589	$18.977

TOTAL RETURN RATIO TO AVERAGE NET ASSETS:	27.71%	(30.22)%	(23.12)%	(24.09)%
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	0.80%	0.30%	0.08%	(0.18)%
Portfolio turnover rate	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	2,119	1,950	1,587	1,018

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
28  Prospectus — Single Premium Immediate Annuities

Condensed Financial Information (continued)

	Growth & Income Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.302	$.197	$.176	$.149
Expenses	.069	.047	.043	.020

Investment income (loss)—net	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	3.782	(5.116)	(3.304)	(1.438)

Net increase (decrease) in Accumulation Unit Value	4.015	(4.966)	(3.171)	(1.309)
ACCUMULATION UNIT VALUE:
Beginning of period	15.554	20.520	23.691	25.000

End of period	$19.569	$15.554	$20.520	$23.691

TOTAL RETURN RATIO TO AVERAGE NET ASSETS:	25.81%	(24.20)%	(13.39)%	(5.23)%
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,653	1,278	1,017	521

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Single Premium Immediate Annuities — Prospectus  29

Condensed Financial Information (continued)

	International Equity Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.241	$.255	$.168	$.089
Expenses	.048	.029	.034	.015

Investment income (loss)—net	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	4.293	(2.136)	(4.253)	(7.943)

Net increase (decrease) in Accumulation Unit Value	4.486	(1.910)	(4.119)	(7.869)
ACCUMULATION UNIT VALUE:
Beginning of period	11.102	13.012	17.131	25.000

End of period	$15.588	$11.102	$13.012	$17.131

TOTAL RETURN	40.41%	(14.68)%	(24.04)%	(31.48)%
RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)—net	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,290	1,013	669	436

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
30  Prospectus — Single Premium Immediate Annuities

Condensed Financial Information (continued)

	Social Choice Equity Sub-Account

				For the Period
				March 1, 2000
				(Commencement
	For the Years Ended December 31,			of Operations) to
				December 31,
	2003	2002	2001	2000(a)

PER ACCUMULATION UNIT DATA:
Investment income	$.317	$.246	$.194	$.187
Expenses	.070	.041	.039	.022

Investment income (loss)—net	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	4.667	(4.620)	(3.340)	(.875)

Net increase (decrease) in Accumulation Unit Value	4.914	(4.415)	(3.185)	(.710)
ACCUMULATION UNIT VALUE:
Beginning of period	16.690	21.105	24.290	25.000

End of period	$21.604	$16.690	$21.105	$24.290

TOTAL RETURN	29.44%	(20.92)%	(13.11)%	(2.84)%
RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.48%	0.30%	0.30%	0.25%
Investment income (loss)—net	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	586	352	196	69

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
Single Premium Immediate Annuities — Prospectus  31

Condensed Financial Information (continued)

	Large-Cap Value Sub-Account		Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account

		For the Period		For the Period		For the Period
		September 4, 2002		September 4, 2002		September 4, 2002
	For the	(Commencement	For the	(Commencement	For the	(Commencement
	Year Ended	of Operations) to	Year Ended	of Operations) to	Year Ended	of Operations) to
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2003	2002(a)	2003	2002(a)	2003	2002(a)

PER ACCUMULATION UNIT DATA:
Investment income	$1.401	$.153	$3.683	$.112	$4.240	$.299
Expenses	.059	.016	.071	.012	.080	.010

Investment income (loss)—net	1.342	.137	3.612	.100	4.160	.289
Net realized and unrealized gain (loss) on investments	6.805	(0.159)	8.323	(0.370)	5.577	(0.475)

Net increase (decrease) in Accumulation Unit Value	8.147	(0.022)	11.935	(0.270)	9.737	(0.186)
ACCUMULATION UNIT VALUE:
Beginning of period	24.978	25.000	24.730	25.000	24.814	25.000

End of period	$33.125	$24.978	$36.665	$24.730	$34.551	$24.814

TOTAL RETURN	32.62%	(0.09)%	48.26%	(1.08)%	39.24%	(0.74)%
RATIO TO AVERAGE NET ASSETS:
Expenses(b)	0.55%	0.10%	0.57%	0.10%	0.55%	0.10%
Investment income (loss)—net	12.64%	0.82%	28.61%	0.85%	2.87%	2.88%
Portfolio turnover rate	16.52%	0.10%	30.08%	0.05%	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	194	7	328	10	403	14

(a) The percentages shown for this period are not annualized.
(b) Does not include expenses of underlying TIAA-CREF Life Fund.
32  Prospectus — Single Premium Immediate Annuities

Table of Contents for the Statement of Additional Information

B-1	Calculating Annuity Unit Values
B-1	Tax Status of the Contracts
B-1	Statements and Reports
B-1	General Matters
B-2	State Regulation
B-2	Legal Matters
B-2	Experts
B-2	Additional Information
B-2	Financial Statements
Single Premium Immediate Annuities — Prospectus  33

Appendix A

Jurisdiction	“Free Look” Period (days)

Georgia	10
Hawaii	10
Idaho	20
Iowa	10
Massachusetts	10
Michigan	10
Missouri	10
Nebraska	10
North Carolina	10
Oklahoma	10
Rhode Island	10
South Carolina	31
Utah	20
Washington	10
West Virginia	10
Wisconsin	20

34  Prospectus — Single Premium Immediate Annuities

STATEMENT OF
ADDITIONAL INFORMATION

May 1, 2004

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

and

TIAA-CREF Life Insurance Company

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2004 (the “Prospectus”), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

TABLE OF CONTENTS

B-1	Calculating Annuity Unit Values
B-1	Tax Status of the Contract
B-1	Statements and Reports
B-1	General Matters
B-2	State Regulation
B-2	Legal Matters
B-2	Experts
B-2	Additional Information
B-2	Financial Statements

Calculating Annuity Unit Values

Separate annuity unit values are maintained for annuity units payable from each investment account under each income change method. The values are calculated as of each valuation day. Annuity unit values for an income change method are determined by multiplying each account’s annuity unit value at the end of the previous valuation day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that income change method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an income change method, and those who start or stop receiving annuity income under that income change method between the two dates.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day. An investment account’s gross investment factor equals A divided by B, as follows:

A equals i.	the net asset value of the shares in the fund(s) held by the account as of the end of the valuation day, excluding the net effect of contractholders’ transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day; plus

ii.	investment income and capital gains distributed to the account; less

iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous valuation day.

B equals	the value of the shares in the fund(s) held by the account as of the end of the prior valuation day, including the net effect of contractowners’ transactions made during the prior valuation day.

Tax Status of the Contract

Diversification Requirements

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions

All payments upon the death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary’s life expectancy, as defined in the Code. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Statements and Reports

You will receive a confirmation statement when you remit your premium, or make a “transfer” to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

General Matters

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be

Single Premium Immediate Annuity Statement of Additional Information    B- 1

responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

Experts

The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

Additional Information

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

B- 2    Statement of Additional Information Single Premium Immediate Annuity

INDEX TO FINANCIAL STATEMENTS

Page

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
Audited Financial Statements
December 31, 2003:
Report of Independent Auditors	B-5
Statements of Assets and Liabilities	B-6
Statements of Operations	B-8
Statements of Changes in Net Assets	B-10
Notes to Financial Statements	B-15
TIAA-CREF LIFE INSURANCE COMPANY
Audited Statutory-Basis Financial Statements
December 31, 2003, 2002 and 2001:
Report of Management Responsibility	B-28
Report of the Audit Committee	B-29
Report of Independent Auditors	B-30
Balance Sheets	B-31
Statements of Operations	B-32
Statements of Changes in Capital and Surplus	B-33
Statements of Cash Flows	B-34
Notes to Statutory-Basis Financial Statements	B-35
Single Premium Immediate Annuity Statement of Additional Information    B- 3

This Page Intentionally Left Blank

B- 4    Statement of Additional Information Single Premium Immediate Annuity

Report of Independent Auditors

To the Contractowners of TIAA-CREF Life Separate Account VA-1:

We have audited the accompanying statements of assets and liabilities of TIAA-CREF Life Separate Account VA-1 (the “Account”) as of December 31, 2003, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life Separate Account VA-1 at December 31, 2003, and the results of its operations and the changes in its net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

April 27, 2004
Single Premium Immediate Annuity Statement of Additional Information    B- 5

TIAA-CREF Life Separate Account VA-1

Statements of Assets and Liabilities

December 31, 2003

	Growth	Growth &	International
	Equity	Income	Equity
	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments, at cost	$28,900,684	$33,062,638	$17,105,230

Shares held in corresponding TIAA-CREF Life Funds	2,191,375	1,749,476	1,382,644
Net asset value per share (“NAV”)	$12.88	$18.93	$14.93

Investments, at value (Shares x NAV)	28,224,902	33,117,583	20,642,873
Amounts due from TIAA	1,840	3,565	2,693

Total assets	28,226,742	33,121,148	20,645,566

NET ASSETS
Accumulation Fund	27,836,936	32,644,419	20,397,212
Annuity Fund	389,806	476,729	248,354

Net assets	$28,226,742	$33,121,148	$20,645,566

PA Select and Single Premium Immediate Annuity Account:
Net assets	$27,937,501	$32,820,380	$20,360,729

Number of Accumulation Units outstanding—Notes 4 and 5	2,119,037	1,652,758	1,290,247

Net Asset Value, per Accumulation Unit—Note 4	$13.00	$19.57	$15.59

Lifetime Variable Select Account:
Net assets	$289,241	$300,768	$284,837

Number of Accumulation Units outstanding—Notes 4 and 5	22,249	15,369	18,273

Net Asset Value, per Accumulation Unit—Note 4	$13.00	$19.57	$15.59

B- 6    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO FINANCIAL STATEMENTS

	Social Choice	Large-Cap	Small-Cap	Real Estate		Money
Stock Index	Equity	Value	Equity	Securities	Bond	Market
Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

$121,707,106	$12,006,500	$6,394,997	$12,502,307	$14,876,722	$551,500	$823,906

4,940,466	636,411	218,586	383,797	492,761	22,166	823,906
$23.93	$20.60	$31.62	$32.98	$30.00	$24.74	$1.00

118,225,352	13,110,074	6,911,706	12,657,615	14,782,840	548,387	823,906
13,639	157	1,455	1,871	1,633	—	—

118,238,991	13,110,231	6,913,161	12,659,486	14,784,473	548,387	823,906

116,289,959	13,081,741	6,771,762	12,475,443	14,539,950	548,387	823,906
1,949,032	28,490	141,399	184,043	244,523	—	—

$118,238,991	$13,110,231	$6,913,161	$12,659,486	$14,784,473	$548,387	$823,906

$117,325,684	$12,696,295	$6,580,630	$12,207,506	$14,151,400	$—	$—

4,397,362	586,375	194,391	327,928	402,504	—	—

$26.24	$21.60	$33.13	$36.66	$34.55	—	—

$913,307	$413,936	$332,531	$451,980	$633,073	$548,387	$823,906

34,809	19,160	10,038	12,327	18,323	21,739	82,225

$26.24	$21.60	$33.13	$36.67	$34.55	$25.23	$10.02

Single Premium Immediate Annuity Statement of Additional Information    B- 7
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Statements of Operations

	For the Year Ended December 31, 2003

	Growth	Growth &	International
	Equity	Income	Equity
	Sub-Account	Sub-Account	Sub-Account

INVESTMENT INCOME
Income:
Reinvested dividends	$308,510	$523,429	$325,878

Total Income	308,510	523,429	325,878
Expenses—Note 2:
Administrative expenses	48,218	50,941	27,339
Mortality and expense risk charges	64,560	68,863	37,283

Total Expenses	112,778	119,804	64,622

Investment income—net	195,732	403,625	261,256

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS—Note 3
Net realized gain (loss) on investments	(7,366,901)	(1,055,411)	(1,618,539)
Net change in unrealized appreciation (depreciation) on investments	13,155,534	6,813,732	6,491,223

Net realized and unrealized gain (loss) on investments	5,788,633	5,758,321	4,872,684

Net increase in net assets resulting from operations	$5,984,365	$6,161,946	$5,133,940

B- 8    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO FINANCIAL STATEMENTS

					For the Period July 8, 2003
					(commencement of
					operations)
For the Year Ended December 31, 2003					to December 31, 2003

	Social Choice	Large-Cap	Small-Cap	Real Estate		Money
Stock Index	Equity	Value	Equity	Securities	Bond	Market
Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

$3,536,552	$200,796	$291,863	$1,248,998	$1,812,528	$6,796	$627

3,536,552	200,796	291,863	1,248,998	1,812,528	6,796	627
175,279	17,913	4,322	8,482	12,019	99	127
238,830	25,256	7,603	15,575	20,967	199	254

414,109	43,169	11,925	24,057	32,986	298	381

3,122,443	157,627	279,938	1,224,941	1,779,542	6,498	246

(1,930,465)	(183,114)	46,198	311,936	386,013	(1)	—
23,069,461	2,500,763	517,883	162,331	(92,560)	(3,113)	—

21,138,996	2,317,649	564,081	474,267	293,453	(3,114)	—

$24,261,439	$2,475,276	$844,019	$1,699,208	$2,072,995	$3,384	$246

Single Premium Immediate Annuity Statement of Additional Information    B- 9
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Statements of Changes in Net Assets

	Growth Equity
	Sub-Account

	For the
	Years Ended
	December 31,

	2003	2002

FROM OPERATIONS
Investment income—net	$195,732	$66,637
Net realized loss on investments	(7,366,901)	(3,327,951)
Net change in unrealized appreciation (depreciation) on investments	13,155,534	(5,038,699)

Net increase (decrease) in net assets resulting from operations	5,984,365	(8,300,013)

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF life	10,000	—
Premiums	4,544,964	6,268,464
Net contractowner transfers (to) from fixed account	(1,077,164)	(664,108)
Annuity payments	(13,926)	(3,754)
Withdrawals and death benefits	(1,200,706)	(472,309)

Net increase in net assets resulting from contractowner transactions	2,263,168	5,128,293

Net increase (decrease) in net assets	8,247,533	(3,171,720)
NET ASSETS
Beginning of year	19,979,209	23,150,929

End of year	$28,226,742	$19,979,209

B- 10    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income		International Equity		Stock Index
Sub-Account		Sub-Account		Sub-Account

For the		For the		For the
Years Ended		Years Ended		Years Ended
December 31,		December 31,		December 31,

2003	2002	2003	2002	2003	2002

$403,625	$200,290	$261,256	$234,887	$3,122,443	$1,071,084
(1,055,411)	(1,953,140)	(1,618,539)	(1,475,236)	(1,930,465)	(3,578,027)
6,813,732	(4,184,431)	6,491,223	(382,356)	23,069,461	(15,054,756)

6,161,946	(5,937,281)	5,133,940	(1,622,705)	24,261,439	(17,561,699)

10,000	—	10,000	—	10,000	—
6,047,601	8,463,056	2,651,494	3,246,670	16,237,214	21,228,721
1,993,162	(2,588,199)	2,222,663	1,130,213	12,923,989	(876,279)
(29,771)	(10,213)	(17,747)	(2,592)	(115,794)	(48,766)
(1,136,829)	(721,138)	(644,486)	(165,336)	(3,662,615)	(2,731,576)

6,884,163	5,143,506	4,221,924	4,208,955	25,392,794	17,572,100

13,046,109	(793,775)	9,355,864	2,586,250	49,654,233	10,401
20,075,039	20,868,814	11,289,702	8,703,452	68,584,758	68,574,357

$33,121,148	$20,075,039	$20,645,566	$11,289,702	$118,238,991	$68,584,758

Single Premium Immediate Annuity Statement of Additional Information    B- 11
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Social Choice Equity
	Sub-Account

	For the
	Years Ended
	December 31,

	2003	2002

FROM OPERATIONS
Investment income—net	$157,627	$76,469
Net realized gain (loss) on investments	(183,114)	(297,326)
Net change in unrealized appreciation (depreciation) on investments	2,500,763	(981,562)

Net increase (decrease) in net assets resulting from operations	2,475,276	(1,202,419)

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	10,000	—
Premiums	3,091,265	3,105,950
Net contractowner transfers (to) from fixed account	1,777,946	(76,103)
Annuity payments	(1,433)	(446)
Withdrawals and death benefits	(118,238)	(92,590)

Net increase in net assets resulting from contractowner transactions	4,759,540	2,936,811

Net increase in net assets	7,234,816	1,734,392
NET ASSETS
Beginning of period	5,875,415	4,141,023

End of period	$13,110,231	$5,875,415

B- 12    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO FINANCIAL STATEMENTS

Large-Cap Value		Small-Cap Equity		Real Estate Securities
Sub-Account		Sub-Account		Sub-Account

	For the Period		For the Period		For the Period
	September 4, 2002		September 4, 2002		September 4, 2002
For the	(commencement	For the	(commencement	For the	(commencement
Year Ended	of operations)	Year Ended	of operations)	Year Ended	of operations)
December 31,	to December 31,	December 31,	to December 31,	December 31,	to December 31,
2003	2002	2003	2002	2003	2002

$279,938	$969	$1,224,941	$1,063	$1,779,542	$4,191
46,198	(1)	311,936	(3)	386,013	(1,208)
517,883	(1,174)	162,331	(7,023)	(92,560)	(1,322)

844,019	(206)	1,699,208	(5,963)	2,072,995	1,661

10,000	100,000	10,000	100,000	10,000	100,000
1,222,319	25,178	2,055,736	36,000	4,879,542	258,466
4,738,532	48,296	8,984,962	111,244	7,905,027	(6,007)
(7,970)	—	(12,277)	—	(10,015)	—
(67,007)	—	(319,424)	—	(419,796)	(7,400)

5,895,874	173,474	10,718,997	247,244	12,364,758	345,059

6,739,893	173,268	12,418,205	241,281	14,437,753	346,720
173,268	—	241,281	—	346,720	—

$6,913,161	$173,268	$12,659,486	$241,281	$14,784,473	$346,720

Single Premium Immediate Annuity Statement of Additional Information    B- 13
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets (concluded)

	Bond	Money Market
	Sub-Account	Sub-Account

	For the Period	For the Period
	July 8, 2003	July 8, 2003
	(commencement of	(commencement of
	operations) to	operations) to
	December 31,	December 31,
	2003	2003

FROM OPERATIONS
Investment income—net	$6,498	$246
Net realized gain (loss) on investments	(1)	—
Net change in unrealized appreciation (depreciation) on investments	(3,113)	—

Net increase in net assets resulting from operations	3,384	246

FROM CONTRACTOWNER TRANSACTIONS
Seed money from TIAA-CREF Life	10,000	10,000
Premiums	548,640	1,437,087
Net contractowner transfers (to) from fixed account	(13,637)	(623,427)

Net increase in net assets resulting from contractowner transactions	545,003	823,660

NET ASSETS
End of year	$548,387	$823,906

B- 14    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO FINANCIAL STATEMENTS

TIAA-CREF Life Separate Account VA-1

Notes to Financial Statements

Note 1—Significant Accounting Policies

TIAA-CREF Life Separate Account VA-1 (the “Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27,1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

The Account currently consists of two-Sub-Accounts: the PA Select and Single Premium Immediate Annuity Account (the “Original Account”) which fund individual deferred variable annuity contracts and single premium immediate variable annuity contracts and the Lifetime Variable Select Account (“Lifetime”) which fund individual deferred variable annuity contracts. Premiums received from the contracts are allocated to investment accounts which invest in the TIAA-CREF Life Funds (the “Funds”), an open end management investment company registered with the Commission and managed by Teachers Advisors, Inc., an indirect subsidiary of TIAA. The Original Account currently offers 8 investment account options and Lifetime currently offers 10 investment account options. Accumulation unit values are calculated daily for each investment account.

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Account enters into contracts that contain various indemnification provisions. No claims or loses related to such indemnity provisions have been made against the Account since inception and management believes the risk of loss is remote. However, the Account’s maximum potential exposure under these arrangements is unknown. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

Note 2—Expense Charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also currently imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Sub-Accounts (prior to July 1, 2003, this charge was 0.10%).

Single Premium Immediate Annuity Statement of Additional Information    B- 15

Notes to Financial Statements (continued)

Note 3—Investments

Purchases and sales of securities for the Sub-Accounts for the period ended December 31, 2003 were as follows:

	Purchases	Sales

Growth Equity Sub-Account	$8,186,560	$5,648,308
Growth & Income Sub-Account	9,554,866	2,225,641
International Equity Sub-Account	10,358,697	5,818,365
Stock Index Sub-Account	32,902,039	4,189,943
Social Choice Equity Sub-Account	5,466,953	538,249
Large-Cap Value Sub-Account	6,896,656	722,298
Small-Cap Equity Sub-Account	13,582,270	1,640,203
Real Estate Securities Sub-Account	16,036,651	1,873,072
Bond Sub-Account	551,663	162
Money Market Sub-Account	1,339,776	515,870

Note 4—Condensed Financial Information

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.

	PA Select and SPIA Account
	Growth Equity
	Sub-Account

				For the Period
				March 1, 2000
	For the Years Ended			(commencement of
	December 31,			operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.141	$.064	$.017	$.027
Expenses	.052	.032	.013	.038

Investment income (loss)— net	.089	.032	.004	(.011)
Net realized and unrealized gain (loss) on investments	2.732	(4.442)	(4.392)	(6.012)

Net increase (decrease) in Accumulation Unit value	2.821	(4.410)	(4.388)	(6.023)
Accumulation Unit value:
Beginning of period	10.179	14.589	18.977	25.000

End of period	$13.000	$10.179	$14.589	$18.977

Total return	27.71%	(30.22% )	(23.12% )	(24.09% )
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income (loss)— net	0.80%	0.30%	0.08%	(0.18% )
Portfolio turnover rate	22.14%	11.43%	17.43%	7.50%
Thousands of Accumulation Units outstanding at end of period	2,119	1,950	1,587	1,018

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
B- 16    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Growth & Income
	Sub-Account

				For the Period
				March 1, 2000
	For the Years Ended			(commencement of
	December 31,			operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.302	$.197	$.176	$.149
Expenses	.069	.047	.043	.020

Investment income— net	.233	.150	.133	.129
Net realized and unrealized gain (loss) on investments	3.782	(5.116)	(3.304)	(1.438)

Net increase (decrease) in Accumulation Unit value	4.015	(4.966)	(3.171)	(1.309)
Accumulation Unit value:
Beginning of period	15.554	20.520	23.691	25.000

End of period	$19.569	$15.554	$20.520	$23.691

Total return	25.81%	(24.20% )	(13.39% )	(5.23% )
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income— net	1.57%	0.97%	0.92%	1.63%
Portfolio turnover rate	8.76%	16.97%	16.20%	3.37%
Thousands of Accumulation Units outstanding at end of period	1,653	1,278	1,017	521

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Single Premium Immediate Annuity Statement of Additional Information    B- 17

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	International Equity Sub-Account

	For the Years Ended
	December 31,			For the Period March 1, 2000
				(commencement of operations)
	2003	2002	2001	to December 31, 2000(a)

Per Accumulation Unit data:
Investment income	$.241	$.255	$.168	$.089
Expenses	.048	.029	.034	.015

Investment income—net	.193	.226	.134	.074
Net realized and unrealized gain (loss) on investments	4.293	(2.136)	(4.253)	(7.943)

Net increase (decrease) in Accumulation Unit value	4.486	(1.910)	(4.119)	(7.869)
Accumulation Unit value:
Beginning of period	11.102	13.012	17.131	25.000

End of period	$15.588	$11.102	$13.012	$17.131

Total return	40.41%	(14.68)%	(24.04)%	(31.48)%
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.25%
Investment income—net	1.89%	2.34%	1.17%	1.24%
Portfolio turnover rate	39.54%	19.10%	14.01%	2.95%
Thousands of Accumulation Units outstanding at end of period	1,290	1,013	669	436

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
B- 18    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Stock Index Sub-Account

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Per Accumulation Unit data:
Investment income	$.783	$.370	$.229	$.104	$.289
Expenses	.092	.060	.067	.025	.016

Investment income—net	.691	.310	.162	.079	.273
Net realized and unrealized gain (loss) on investments	5.404	(5.871)	(3.573)	(2.517)	5.184

Net increase (decrease) in Accumulation Unit value	6.095	(5.561)	(3.411)	(2.438)	5.457
Accumulation Unit value:
Beginning of period	20.143	25.704	29.115	31.553	26.096

End of period	$26.238	$20.143	$25.704	$29.115	$31.553

Total return	30.26%	(21.64)%	(11.72)%	(7.72)%	20.91%
Ratio to average net assets:
Expenses(b)	0.47%	0.30%	0.30%	0.30%	0.30%
Investment income—net	3.54%	1.54%	0.73%	0.98%	5.09%
Portfolio turnover rate	4.71%	11.42%	6.95%	8.87%	0.17%
Thousands of Accumulation Units outstanding at end of period	4,397	3,363	2,667	2,062	723

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
Single Premium Immediate Annuity Statement of Additional Information    B- 19

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Social Choice Equity Sub-Account

				For the Period
				March 1, 2000
				(commencement of
	For the Years Ended December 31,			operations) to
				December 31,
	2003	2002	2001	2000(a)

Per Accumulation Unit data:
Investment income	$.317	$.246	$.194	$.187
Expenses	.070	.041	.039	.022

Investment income—net	.247	.205	.155	.165
Net realized and unrealized gain (loss) on investments	4.667	(4.620)	(3.340)	(.875)

Net increase (decrease) in Accumulation Unit value	4.914	(4.415)	(3.185)	(.710)
Accumulation Unit value:
Beginning of period	16.690	21.105	24.290	25.000

End of period	$21.604	$16.690	$21.105	$24.290

Total return	29.44%	(20.92)%	(13.11)%	(2.84)%
Ratio to average net assets:
Expenses(b)	0.48%	0.30%	0.30%	0.25%
Investment income—net	1.70%	1.51%	1.17%	1.86%
Portfolio turnover rate	6.06%	10.57%	10.90%	41.20%
Thousands of Accumulation Units outstanding at end of period	586	352	196	69

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
B- 20    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Large-Cap Value Sub-Account

		For the Period
		September 4, 2002
		(commencement
	For the Year Ended	of operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$1.401	$.153
Expenses	.059	.016

Investment income—net	1.342	.137
Net realized and unrealized gain (loss) on investments	6.805	(0.159)

Net increase (decrease) in Accumulation Unit value	8.147	(0.022)
Accumulation Unit value:
Beginning of period	24.978	25.000

End of period	$33.125	$24.978

Total return	32.62%	(0.09)%
Ratio to average net assets:
Expenses(b)	0.55%	0.10%
Investment income—net	12.64%	0.82%
Portfolio turnover rate	16.52%	0.10%
Thousands of Accumulation Units outstanding at end of period	194	7

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
Single Premium Immediate Annuity Statement of Additional Information    B- 21

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Small-Cap Equity Sub-Account

		For the Period
		September 4, 2002
		(commencement of
	For the Year Ended	operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$3.683	$.112
Expenses	.071	.012

Investment income—net	3.612	.100
Net realized and unrealized gain (loss) on investments	8.323	(0.370)

Net increase (decrease) in Accumulation Unit value	11.935	(0.270)
Accumulation Unit value:
Beginning of period	24.730	25.000

End of period	$36.665	$24.730

Total return	48.26%	(1.08)%
Ratio to average net assets:
Expenses(b)	0.57%	0.10%
Investment income—net	28.61%	0.85%
Portfolio turnover rate	30.08%	0.05%
Thousands of Accumulation Units outstanding at end of period	328	10

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
B- 22    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (continued)

	PA Select and SPIA Account
	Real Estate Securities Sub-Account

		For the Period
		September 4, 2002
		(commencement of
	For the Year Ended	operations)
	December 31,	to December 31,
	2003	2002(a)

Per Accumulation Unit data:
Investment income	$4.240	$.299
Expenses	.080	.010

Investment income—net	4.160	.289
Net realized and unrealized gain (loss) on investments	5.577	(0.475)

Net increase (decrease) in Accumulation Unit value	9.737	(0.186)
Accumulation Unit value:
Beginning of period	24.814	25.000

End of period	$34.551	$24.814

Total return	39.24%	(0.74)%
Ratio to average net assets:
Expenses(b)	0.55%	0.10%
Investment income—net	2.87%	2.88%
Portfolio turnover rate	31.14%	112.27%
Thousands of Accumulation Units outstanding at end of period	403	14

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
Single Premium Immediate Annuity Statement of Additional Information    B- 23

Notes to Financial Statements (continued)

	Lifetime Variable Select Account

For the Period July 8, 2003	Growth	Growth &	International		Social Choice
(commencement of operations)	Equity	Income	Equity	Stock Index	Equity
to December 31, 2003(a)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Per Accumulation Unit data:
Investment income	$.081	$.218	$.193	$.678	$.235
Expenses	.007	.009	.016	.017	.013

Investment income—net	.074	.209	.177	.661	.222
Net realized and unrealized gain (loss) on investments	2.731	3.782	4.293	5.404	4.667

Net increase in Accumulation Unit value	2.805	3.991	4.470	6.065	4.889
Accumulation Unit value:
Beginning of period	10.195	15.578	11.118	20.173	16.715

End of period	$13.000	$19.569	$15.588	$26.238	$21.604

Total return	27.51%	25.62%	40.21%	30.06%	29.25%
Ratio to average net assets:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income—net	3.04%	6.82%	3.17%	11.54%	5.05%
Portfolio turnover rate	397.49%	0.09%	648.91%	22.42%	0.89%
Accumulation Units outstanding at end of period	22,249	15,369	18,273	34,809	19,160

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.
B- 24    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (continued)

	Lifetime Variable Select Account

For the Period July 8, 2003	Large-Cap	Small-Cap	Real Estate		Money
(commencement of operations)	Value	Equity	Securities	Bond	Market
to December 31, 2003(a)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Per Accumulation Unit data:
Investment income	$1.335	$3.630	$4.140	$.370	$.051
Expenses	.029	.056	.018	.016	.031

Investment income—net	1.306	3.574	4.122	.354	.020
Net realized and unrealized gain (loss) on investments	6.842	8.361	5.615	(.128)	—

Net increase in Accumulation Unit value	8.148	11.935	9.737	.226	.020
Accumulation Unit value:
Beginning of period	24.978	24.730	24.814	25.000	10.000

End of period	$33.126	$36.665	$34.551	$25.226	$10.020

Total return	32.62%	48.26%	39.24%	0.90%	0.20%
Ratio to average net assets:
Expenses(b)	0.29%	0.29%	0.29%	0.29%	0.29%
Investment income—net	13.06%	18.83%	65.57%	6.32%	0.19%
Portfolio turnover rate	335.40%	175.00%	6.18%	0.11%	244.92%
Accumulation Units outstanding at end of period	10,038	12,327	18,323	21,739	82,225

(a)	The percentages shown for this period are not annualized.

(b)	Does not include expenses of underlying TIAA-CREF Life Funds.

Note 5—Accumulation Units

Changes in the number of Accumulation Units outstanding were as follows:

	PA Select and SPIA		PA Select and SPIA
	Account Growth Equity		Account Growth &
	Sub-Account		Income Sub-Account

For the Years Ended December 31,	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	379,342	517,326	343,971	464,525
Credited (cancelled) for transfers and disbursements	(210,139)	(154,389)	30,775	(203,447)
Outstanding:
Beginning of period	1,949,834	1,586,897	1,278,012	1,016,934

End of period	2,119,037	1,949,834	1,652,758	1,278,012

Single Premium Immediate Annuity Statement of Additional Information    B- 25

Notes to Financial Statements (continued)

	PA Select and SPIA		PA Select and SPIA
	Account International		Account Stock Index
	Equity Sub-Account		Sub-Account

For the Years Ended December 31,	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	204,338	266,926	692,306	930,014
Credited (cancelled) for transfers and disbursements	72,525	77,600	342,519	(234,016)
Outstanding:
Beginning of period	1,013,384	668,858	3,362,537	2,666,539

End of period	1,290,247	1,013,384	4,397,362	3,362,537

	PA Select and
	SPIA Account
	Social Choice Equity		PA Select and SPIA Account
	Sub-Account		Large-Cap Value Sub-Account

				For the Period
				September 4, 2002
			For the Year	(commencement of
	For the Years Ended		Ended	operations) to
	December 31,		December 31,	December 31,
	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	157,029	165,233	37,081	989
Credited (cancelled) for transfers and disbursements	77,806	(9,904)	150,373	5,948
Outstanding:
Beginning of period	351,540	196,211	6,937	—

End of period	586,375	351,540	194,391	6,937

	PA Select and SPIA Account		PA Select and SPIA Account
	Small-Cap Equity Sub-Account		Real Estate Securities Sub-Account

		For the Period		For the Period
		September 4, 2002		September 4, 2002
	For the Year	(commencement of	For the Year	(commencement of
	Ended	operations) to	Ended	operations) to
	December 31,	December 31,	December 31,	December 31,
	2003	2002	2003	2002

Accumulation Units:
Credited for premiums	57,497	1,416	148,532	10,577
Credited (cancelled) for transfers and disbursements	260,674	8,341	239,999	3,396
Outstanding:
Beginning of period	9,757	—	13,973	—

End of period	327,928	9,757	402,504	13,973

B- 26    Statement of Additional Information Single Premium Immediate Annuity

Notes to Financial Statements (concluded)

	Lifetime Variable Select Account

For the Period July 8, 2003	Growth	Growth	International		Social Choice
(commencement of operations)	Equity	& Income	Equity	Stock Index	Equity
to December 31, 2003	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Accumulation Units:
Credited for premiums	21,012	12,861	13,719	33,283	12,467
Credited (cancelled) for transfers and disbursements	1,237	2,508	4,554	1,526	6,693
Outstanding:

End of period	22,249	15,369	18,273	34,809	19,160

	Lifetime Variable Select Account

For the Period July 8, 2003	Large-Cap	Small-Cap	Real Estate		Money
(commencement of operations)	Value	Equity	Securities	Bond	Market
to December 31, 2003	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Accumulation Units:
Credited for premiums	7,233	8,360	15,741	22,030	143,499
Credited (cancelled) for transfers and disbursements	2,805	3,967	2,582	(291)	(61,274)
Outstanding:

End of period	10,038	12,327	18,323	21,739	82,225

Single Premium Immediate Annuity Statement of Additional Information    B- 27

Report of Management Responsibility

To the Policyholders of TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA-CREF Life has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the Director of Internal Audit regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent audit firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA-CREF Life’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA-CREF Life statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA-CREF Life as part of their periodic corporate examinations.

Chairman, President and Chief Executive Officer	Vice President and Chief Financial Officer
B- 28    Statement of Additional Information Single Premium Immediate Annuity

Report of the Audit Committee

To the Policyholders of TIAA-CREF Life Insurance Company:

The Audit Committee (“Committee”) oversees the financial reporting process of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on behalf of TIAA-CREF Life’s Board of Directors. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA-CREF Life’s financial statements, the development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the independent audit firm. As required by its charter, the Committee will evaluate rotation of the independent audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent audit firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Public Company Accounting Oversight Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Monica Dodd Calhoun, Audit Committee Member

Scott C. Evans, Audit Committee Member
Irwin S. Goldstein, Audit Committee Member
Erwin W. Martens, Audit Committee Member
Frances NMN Nolan, Audit Committee Member
Single Premium Immediate Annuity Statement of Additional Information    B- 29

Report of Independent Auditors

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the three years ended December 31, 2003. These financial statements are the responsibility of TIAA-CREF Life’s management. Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with statutory accounting principles prescribed or permitted by the New York State Insurance Department, which principles differ from accounting principles generally accepted in the United States. The variances between such principles and accounting principles generally accepted in the United States are described in Note 2. The effects of these variances on TIAA-CREF Life’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2003 and 2002, or the results of its operations or its cash flows for the three years ended December 31, 2003.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years ended December 31, 2003 in conformity with accounting principles prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the Financial Statements, in 2002 TIAA-CREF Life began to admit deferred federal income tax assets in 2002 in accordance with Statement of Statutory Accounting Principles Number 10-Income Taxes.

April 12, 2004

B- 30    Statement of Additional Information Single Premium Immediate Annuity

Statutory—Basis Balance Sheets

December 31,
(dollars in thousands)*	2003	2002

ASSETS
Bonds	$2,616,209	$2,175,724
Mortgages	169,116	53,738
Other long term investments	36	—
Cash, cash equivalents and short-term investments	47,160	169,236
Investment income due and accrued	32,514	27,142
Separate account assets	249,336	126,228
Deferred federal income tax asset	1,986	994
Other assets	32,695	21,751

Total assets	$3,149,052	$2,574,813

LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves	$2,560,359	$2,039,818
Asset valuation reserve	4,662	399
Interest maintenance reserve	7,316	1,942
Separate account liabilities	248,524	125,635
Other liabilities	48,677	144,787

Total liabilities	2,869,538	2,312,581

Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	277,500
Surplus	(10,486)	(17,768)

Total capital and surplus	279,514	262,232

Total liabilities, capital and surplus	$3,149,052	$2,574,813

*	Except par value of common stock

Single Premium Immediate Annuity Statement of Additional Information    B- 31
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Operations

For the Years Ended December 31,
(dollars in thousands)	2003	2002	2001

INCOME
Insurance and annuity premiums and other considerations	$613,509	$946,537	$300,871
Net investment income	150,070	90,502	47,132

Total income	$763,579	$1,037,039	$348,003

EXPENSES
Policy and contract benefits	$161,479	$59,549	$15,069
Increase in policy and contract reserves	416,123	884,897	261,307
Operating expenses	63,635	48,785	35,936
Transfers to separate accounts, net	73,663	35,520	42,827
Other, net	23,403	16,541	6,417

Total expenses	$738,303	$1,045,292	$361,556

Income/(Loss) before federal income tax	25,276	(8,253)	(13,553)
Federal income tax (benefit)/expense	11,615	1,789	(1,852)
Net realized capital losses less capital gains taxes, after transfers to Interest maintenance reserve	(2,470)	(9,996)	(3,709)

Net income/(loss)	$11,191	$(20,038)	$(15,410)

B- 32    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Changes in Capital and Surplus

		Additional
	Capital	Paid-In
(Dollars in thousands)	Stock	Capital	Surplus	Total

Balance, December 31, 2000	$2,500	$242,500	$15,522	$260,522
Net loss	—	—	(15,410)	(15,410)
Transfer from the Asset valuation reserve	—	—	1,291	1,291
Capital contribution	—	25,000	—	25,000
Decrease in value of seed money in separate account	—	—	(73)	(73)
Decrease in non-admitted assets	—	—	220	220
Change in reserve on account of change in valuation basis	—	—	58	58

Balance, December 31, 2001	2,500	267,500	1,608	271,608

Net loss	—	—	(20,038)	(20,038)
Net unrealized capital losses on investments	—	—	(299)	(299)
Transfer from the Asset valuation reserve	—	—	72	72
Capital contribution	—	10,000		10,000
Decrease in value of seed money in separate account	—	—	(87)	(87)
Cumulative effect of changes in accounting principles	—	—	12,339	12,339
Increase in non-admitted assets	—	—	(11,363)	(11,363)

Balance, December 31, 2002	2,500	277,500	(17,768)	262,232

Net income	—	—	11,191	11,191
Net unrealized capital losses on investments	—	—	(105)	(105)
Transfer from the Asset valuation reserve	—	—	(4,263)	(4,263)
Capital contribution	—	10,000	—	10,000
Decrease in value of seed money in separate account	—	—	119	119
Change in net deferred income tax	—	—	4,224	4,224
Increase in non-admitted assets	—	—	(3,884)	(3,884)

Balance, December 31, 2003	$2,500	$287,500	$(10,486)	$279,514

Single Premium Immediate Annuity Statement of Additional Information    B- 33
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—Basis Statements of Cash Flows

	For the Years Ended December 31,

(Dollars in thousands)	2003	2002	2001

CASH PROVIDED
By operating activities:
Insurance and annuity premiums and other considerations	$612,540	$943,601	$298,777
Net investment income	189,503	86,657	42,080

Total Receipts	802,043	1,030,258	340,857

Policy and contract benefits	160,508	59,378	14,665
Operating expenses	70,721	43,754	32,260
Federal income tax expense (benefit)	11,055	204	(3,065)
Transfers to separate accounts, net	73,085	35,390	42,575
Other, net	95,727	(102,772)	(5,229)

Total Disbursements	411,096	35,954	81,206

Cash Provided by Operating Activities	390,947	994,304	259,651

By financing and miscellaneous activities:
Additional paid-in capital	10,000	10,000	25,000
Borrowed funds received	88	—	—
Net deposits on deposit-type contracts	70,271	401,360	177,334

Cash Provided by Financing & Miscellaneous Activities	80,359	411,360	202,334

By investing activities:
Sales and redemptions of bonds	1,581,835	211,240	122,525
Repayment of mortgage principal	891	524	444
Other, net	914	1,039	3

Cash Provided by Investing Activities	1,583,640	212,803	122,972

Total Cash Provided	2,054,946	1,618,467	584,957

DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
Bonds	2,060,438	1,510,281	552,757
Mortgages	116,275	26,000	—
Other, net	309	1,057	—

Total Disbursements for New Investments	2,177,022	1,537,338	552,757

INCREASE/ (DECREASE) IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(122,076)	81,129	32,200
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR	169,236	88,107	55,907

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS AT END OF YEAR	$47,160	$169,236	$88,107

B- 34    Statement of Additional Information Single Premium Immediate Annuity
SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Notes to Statutory—Basis Financial Statements (dollars in thousands) December 31, 2003

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) on May 1, 1998. TIAA-CREF Life has authorized and issued 2,500 shares of Class A common stock. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., (“Enterprises”), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, (“TIAA”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2003, TIAA-CREF Life was licensed in 50 jurisdictions. Unless approved by the New York State Insurance Department, dividends to shareholders are limited by New York State Insurance Law to the lesser of ten percent of surplus to policyholders as of the prior year end or the prior year’s net gain from operations excluding realized gains. There are no other restrictions on TIAA-CREF Life’s surplus or company profits regarding the payment of dividends to the shareholder.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—Significant Accounting Policies

Changes in Accounting Principles

TIAA-CREF Life’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department, a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). Accounting changes implemented to conform to the provisions of the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), as adopted by the New York State Insurance Department, are reported as changes in accounting principles. The cumulative effect of a change in accounting principle is reported as an adjustment to capital and surplus in the period of the change. The cumulative effect is the difference between the amount of capital and surplus at the effective date of the change and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. The New York State Insurance Department allowed New York-domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis financial statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles No. 10— Income Taxes. The effect of this change in accounting principle increased capital and surplus by $975 in 2002.

The table below provides a reconciliation of TIAA-CREF Life’s net income/(loss) and capital and surplus between NAIC SAP and the annual statement filed with the New York State Insurance Department:

	2003	2002

Net Income/(Loss), New York Basis	$11,191	$(20,038)
Additional Reserves for:
Term Conversions	155	149
Deferred and Payout Annuities	21	—

Net Income/(Loss), NAIC SAP	$11,367	$(19,889)

Statutory Capital and Surplus, New York Basis	279,514	262,232
Additional Reserves for:
Term Conversions	304	149
Deferred and Payout Annuities	21	—

Statutory Capital and Surplus, NAIC SAP	$279,839	$262,381

Single Premium Immediate Annuity Statement of Additional Information    B- 35

Notes to Statutory—Basis Financial Statements (continued)

Accounting Policies

The preparation of TIAA-CREF Life’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

Investments: Generally, investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recognized when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is valued at fair value except for loan-backed and structured securities, which are carried at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

Valuation of Investments

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents includes cash on hand, amount due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default, are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Bonds and Structured Securities: Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Mortgages: Mortgages are stated at amortized cost, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A realized loss is recognized on impaired loans when a probability exists that the receipt of contractual payments of principal and interest may not occur when scheduled.

Policy Loans: Policy loans are stated at outstanding principal amounts. Separate account assets are stated at fair value.

Derivative Instruments: TIAA-CREF Life has filed a Derivatives Use Plan with the New York State Insurance Department. This plan details TIAA-CREF Life’s derivative policy objectives, strategies and controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging and income generation purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA

B- 36    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life’s counterparty credit risk is limited to the net positive fair value of its derivative positions, unless otherwise described below.

Foreign Currency Swap Contracts: TIAA-CREF Life enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions, which result in the exchange of TIAA-CREF Life’s fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows.

Interest Rate Swap Contracts: TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cashflow hedges and allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are reflected in net investment income.

Swap Options: TIAA-CREF Life writes (sells) swap options on selected bonds as an income generation tool. The income generated by the sale of swap options is used to purchase interest rate cap contracts. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA-CREF Life where TIAA-CREF Life would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA-CREF Life expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA-CREF Life has no counterparty credit risk associated with swap options written unless the option is exercised and an interest rate swap contract is subsequently created.

Interest Rate Cap Contracts: TIAA-CREF Life purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA-CREF Life’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA-CREF Life on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the New York State Insurance Department, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the New York State Insurance Department. There were no investment-related non-admitted assets at December 31, 2003 and 2002. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as DFIT assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $14,577 and $11,345 at December 31, 2003 and 2002, respectively. The other non-admitted assets were $671 and $19 at December 31, 2003 and 2002, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the New York State Insurance Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to

Single Premium Immediate Annuity Statement of Additional Information    B- 37

Notes to Statutory—Basis Financial Statements (continued)

6.75% and averaging approximately 4.8%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset Valuation Reserve: The Asset Valuation Reserve (“AVR”) which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserves primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to AVR are reported as transfers to or from surplus.

Interest Maintenance Reserve: The Interest Maintenance Reserve (“IMR”) is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Premiums and Deposits: Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.

Reinsurance: Commissions on business ceded are reported as income. These commissions were approximately $6,600, $4,500 and $650 for the years ended December 31, 2003, 2002 and 2001, respectively.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on TIAA-CREF Life’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The formula-based AVR is eliminated as a reserve;

•	The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

•	The “non-admitted” asset designation is not utilized;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•	Commissions on business ceded are deferred and amortized with policy acquisition costs;

•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;

•	State taxes are included in the computation of deferred taxes, a deferred tax asset is established for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations.

B- 38    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;

•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences would increase TIAA-CREF Life’s total capital and surplus under GAAP as of December 31, 2003.

Reclassifications: Certain amounts in the 2002 and 2001 financial statements have been reclassified to conform with the 2003 presentation.

Note 3—Investments

The disclosures below provide information grouped within the following asset categories: A) bonds and B) mortgage loan investments.

A. Bonds:

The statutory carrying values and estimated fair values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values at December 31, 2003 and 2002, are shown below:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
December 31, 2003	Value	Gains	Losses	Fair Value

U.S. Government	$12,973	$1,470	$—	$14,443
All Other Governments	10,310	363	—	10,673
States, Territories & Possessions	6,400	336	—	6,736
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	100,086	1,349	(41)	101,394
Public Utilities	164,149	7,444	(576)	171,017
Industrial & Miscellaneous	2,322,291	83,812	(12,766)	2,393,337

Total	$2,616,209	$94,774	$(13,383)	$2,697,600

		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
December 31, 2002	Value	Gains	Losses	Fair Value

U.S. Government	$12,269	$1,844	$—	$14,113
All Other Governments	5,486	182	—	5,668
States, Territories & Possessions	7,300	1,023	—	8,323
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	68,109	4,643	—	72,752
Public Utilities	123,869	3,068	(892)	126,045
Industrial & Miscellaneous	1,958,691	69,479	(17,276)	2,010,894

Total	$2,175,724	$80,239	$(18,168)	$2,237,795

Impairment Review Process

All securities are subjected to TIAA-CREF Life’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA-CREF Life writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the

Single Premium Immediate Annuity Statement of Additional Information    B- 39

Notes to Statutory—Basis Financial Statements (continued)

following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA-CREF Life to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, TIAA-CREF Life recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA-CREF Life does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recognized, TIAA-CREF Life continues to review the impaired security for appropriate valuation on an ongoing basis.

Unrealized Losses on Bonds

In 2003, the Emerging Issues Task Force released U.S. GAAP guidance (EITF 03-01) requiring disclosure of gross unrealized losses and estimated fair values for securities, excluding structured securities rated below AA-, by investment category and by the length of time that individual securities had been in a continuous unrealized loss position. These disclosures for TIAA are shown in the tables below:

		Gross	Estimated
	Amortized	Unrealized	Fair
Less than twelve months:	Cost	Loss	Value

U.S. Government	$501	$(1)	$500
Special Rev. & Special Assessment, Non-Guaranteed Agency & Gov’t.	4,746	(41)	4,705
Public Utilities	23,920	(576)	23,345
Industrial & Miscellaneous	214,001	(6,252)	207,749
Structured Securities rated above A+	140,006	(2,311)	137,695

Total	383,174	(9,181)	373,994
Structured securities rated below AA-	112,905	(4,202)	108,703

Total— All bonds	$496,079	$(13,383)	$485,697

At December 31, 2003, there were no securities where the estimated fair value had declined and remained below amortized cost for twelve months or greater.

Securities where the estimated fair value declined and remained below amortized cost for less than twelve months was comprised of 81 securities. Non-investment grade securities represented 2% of the $373,994 fair value and 5% of the $9,181 unrealized loss for those securities.

B- 40    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

Scheduled Maturities of Bonds

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2003, by contractual maturity, are shown below:

	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$27,978	$29,959
Due after one year through five years	1,484,759	1,546,952
Due after five years through ten years	145,959	151,410
Due after ten years	242,864	250,846

Subtotal	1,901,560	1,977,167
Residential mortgage-backed securities	76,533	75,797
Asset-backed securities	327,096	328,612
Commercial mortgage-backed securities	311,020	316,024

Total	$2,616,209	2,697,600

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Long-term bond investments in or near default included in the preceding table totaled approximately $2,211 and are categorized based on contractual maturity as follows: $1,175 due in one year or less and $1,036 of asset-backed securities.

Bond Credit Quality and Diversification

At December 31, 2003 and 2002, approximately 95.9% and 96.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31st as follows:

	2003	2002

Finance and financial services	17.3%	15.5%
Manufacturing	15.6	15.3
Asset-backed securities	12.5	13.4
Commercial mortgage-backed securities	11.9	13.5
Public utilities	10.4	10.0
Communication	7.9	7.3
Services	5.8	4.4
Transportation	4.5	4.6
Retail and wholesale trade	4.2	4.9
Oil and gas	3.8	4.4
Residential mortgage-backed securities	2.9	3.0
REIT	0.6	0.7
Other	2.6	3.0

Total	100.0%	100.0%

Other Disclosures

During 2003 and 2002, TC Life acquired bonds through restructurings and other non-cash transactions aggregating $69,947 and $46,243, respectively. Debt securities amounting to approximately $8,673 and $8,464

Single Premium Immediate Annuity Statement of Additional Information    B- 41

Notes to Statutory—Basis Financial Statements (continued)

at December 31, 2003 and 2002, respectively, were on deposit with governmental authorities or trustees, as required by law. At December 31, 2003, TIAA-CREF Life had no outstanding forward commitments.

B. Mortgage Loan Investments:

TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% for commercial loans. The coupon rates for commercial mortgage loans issued during 2003 ranged from 2.97% to 5.80%.

Mortgage Loan Impairment Review Process

TIAA-CREF Life monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to identify and quantify any impairments in value. There were no mortgage loans with impaired values at December 31, 2003 and 2002. TIAA-CREF Life accrues interest income on impaired loans to the extent it is deemed collectible. Any mortgages in default more than eighteen months will have all due and accrued income non-admitted.

Mortgage Loan Diversification

At December 31, 2003 and 2002, the carrying values of mortgage loan investments were diversified by property type and geographic region, as follows:

	2003	2002

Property Type
Office building	52.8%	18.5%
Shopping centers	38.5	53.6
Apartments	8.7	27.9

Total	100.0%	100.0%

	2003	2002

Geographic Region
South Atlantic	56.3%	35.0%
South Central	16.4	11.2
Mountain	11.1	18.6
Pacific	5.8	18.5
North Central	5.3	16.7
Middle Atlantic	5.1	0.0

Total	100.0%	100.0%

At December 31, 2003 and 2002, approximately 23.36% and 19.2% of the mortgage portfolio, respectively, was invested in the District of Columbia and Maryland, respectively, and was included in the South Atlantic region shown above.

B- 42    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

Scheduled Mortgage Loan Maturities

At December 31, 2003, the contractual maturity schedule of mortgage loans is shown below:

Carrying Value

Due in one year or less	$1,269
Due after one year through five years	85,252
Due after five years through ten years	76,187
Due after ten years	6,408

Total	$169,116

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

Note 4—Investment Income and Capital Gains and Losses

Net Investment Income: For 2003, 2002 and 2001, the components of net investment income were as follows:

	2003	2002	2001

Bonds	$148,078	$88,067	$43,820
Mortgages	4,379	2,428	2,030
Cash and short-term investments	1,763	1,465	2,159
Other long-term investments	(3,281)	(35)	10

Total gross investment income	$150,939	$91,925	$48,019
Less investment expenses	(3,022)	(2,185)	(1,392)

Net investment income before amortization of IMR gains	147,917	89,740	46,627
Amortization of IMR gains	2,173	762	505

Net investment income	$150,090	$90,502	$47,132

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 5.76%, 5.34% and 6.04% in 2003, 2002 and 2001, respectively.

Realized Capital Gains and Losses: For 2003, 2002 and 2001, the net realized capital gains/(losses) on sales and redemptions of investments were as follows:

	2003	2002	2001

Bonds	$4,468	$(9,430)	$(630)
Other long-term investments	418	(19)	—
Short-term investments	191	—	4

Total realized gains/(losses) before capital gains tax	5,077	(9,449)	(626)
Capital gains tax	—	(73)	(127)

Total	$5,077	$(9,522)	$(753)

For the year ended December 31, 2003, write downs of bonds resulting from impairments that are considered to be other than temporary, reflected in the preceding table as realized capital (losses), were approximately ($4,136), ($9,922) and $0 at December 31, 2003, 2002 and 2001, respectively. Proceeds from sales and redemptions of long-term bond investments during 2003, 2002 and 2001 were $1,581,835, $211,240 and $122,525, respectively. Gross gains of $12,832, $1,687 and $3,208, and gross losses, excluding impairments considered to

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Notes to Statutory—Basis Financial Statements (continued)

be other than temporary, of $4,228, $1,195 and $3,838 were realized on these sales and redemptions during 2003, 2002 and 2001, respectively.

Unrealized Capital Gains and Losses: For 2003, 2002, and 2001, the net change in unrealized capital gains/(losses) on investments, resulting in a net decrease in valuation of investments were approximately ($105), ($300), and $0, respectively.

Note 5—Disclosures About Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA-CREF Life using market information available as of December 31, 2003 and 2002 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Notional	Carrying	Estimated
December 31, 2003	Value	Value	Fair Value

Assets
Bonds		$2,616,209	$2,697,600
Mortgages		169,116	172,844
Cash and short-term investments		47,160	47,160
Separate account seed money investments		812	812
Liabilities
Personal Annuity Select—Fixed Account		1,681,141	1,681,141
Funding Agreements		798,496	798,496
Other Financial Instruments
Interest rate swap contracts	$194,000	—	(7,875)
Interest rate cap contracts	67,790	32	32
Foreign currency swap contracts	10,080	(1,870)	(1,933)

	Notional	Carrying	Estimated
December 31, 2002	Value	Value	Fair Value

Assets
Bonds		$2,175,724	$2,237,795
Mortgages		53,738	59,718
Cash and short-term investments		169,236	169,236
Separate account seed money investments		593	593
Liabilities
Personal Annuity Select—Fixed Account		1,285,936	1,285,936
Funding Agreements		705,951	705,951
Other Financial Instruments
Interest rate swap contracts	$10,000	—	132
Swap options	190,000	(1,058)	(6,526)
Interest rate cap contracts	67,790	581	581
Foreign currency swap contracts	10,080	305	550

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were

B- 44    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2003 and 2002 were as follows:

	2003		2002

	Carrying	Estimated	Carrying	Estimated
	Value	Fair Value	Value	Fair Value

Publicly traded bonds	$1,732,226	$1,799,609	$1,435,172	$1,480,030
Privately placed bonds	883,983	897,991	740,552	757,765

Total	$2,616,209	$2,697,600	$2,175,724	$2,237,795

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and Short-Term Investments and Separate Account Seed Money Investment: The carrying values were reasonable estimates of their fair values.

Personal Annuity Select—Fixed Account: The carrying values of the liabilities were reasonable estimates of their fair values.

Funding Agreements: The carrying values (account balance) of the liabilities were considered reasonable estimates of their fair values.

Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, represented the estimated net gains or losses that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts were estimated internally based on anticipated interest rates and estimated future cash flows, and such values were reviewed for reasonableness with estimates from TIAA-CREF Life’s counterparties.

Swap Options: The fair values of swap options represented the estimated amounts that TIAA-CREF Life would receive/(pay) if the swap options were liquidated at year-end. The fair values of the swap options were estimated by external parties, including TIAA-CREF Life’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows. The average fair value of swap options held for income generation during 2003 and 2002 was $0 and ($6,526), respectively.

Interest Rate Cap Contracts: The fair values of interest rate cap contracts, which are used for hedging purposes, represented the estimated amounts that TIAA-CREF Life would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts were estimated by external parties, including TIAA-CREF Life’s counterparties, and such values were reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

Foreign Currency Swap Contracts: The fair values of foreign currency swap contracts, which are used for hedging purposes, represented the estimated net gains or losses that TIAA-CREF Life would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts were estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values were reviewed for reasonableness with values from TIAA-CREF Life’s counterparties.

Insurance and Annuity Contracts: TIAA-CREF Life’s insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Single Premium Immediate Annuity Statement of Additional Information    B- 45

Notes to Statutory—Basis Financial Statements (continued)

Note 6—Separate Account

TIAA-CREF Life currently has two separate accounts. TIAA-CREF Life Separate Account VA-1 and the TIAA-CREF Life Separate Account VLI-1 (“VLI-1”).

TIAA-CREF Life Separate Account VA-1 (“VA-1”) was established as a separate account of TIAA-CREF Life on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select and Lifetime Variable Select individual flexible premium variable annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds. The underlying series mutual fund, TIAA-CREF Life Funds currently has ten investment portfolios: the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Stock Index Fund, Social Choice Equity Fund, Large-Cap Value Fund, Small-Cap Equity Fund, Real Estate Securities Fund, Bond Fund and Money Market Fund.

Most of the contracts offered through TIAA-CREF Life Separate Account VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are generally carried at market value.

The TIAA-CREF Life Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. All of the VLI-1 assets are invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently VLI-1 invests in five investment accounts of the TIAA-CREF Life Funds: Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund.

TIAA-CREF Life provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. TIAA-CREF Life also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although TIAA-CREF Life owns the assets of the separate accounts, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.

Premiums, considerations or deposits received by TIAA-CREF Life’s separate accounts totaled $45,726, $44,203 and $51,250, for the years ending December 31, 2003, 2002 and 2001, respectively. Reserves for these separate accounts totaled $248,573 and $126,088 at December 31, 2003 and 2002, respectively.

Note 7—Related Party Transactions

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA under a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, according to the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (i) capital and surplus of $250,000, (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (iii) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $10,000 capital contribution to TIAA-CREF Life during 2003, which brings the total net paid-in-capital received from TIAA to $290,000.

B- 46    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (continued)

TIAA-CREF Life maintains a $100,000 unsecured credit facility arrangement with TIAA. As of December 31, 2003, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3bps to TIAA on the undrawn committed amount. During 2003, there were twenty-nine drawdowns totaling $158,400 that were repaid by December 31, 2003.

TIAA-CREF Life provides all administrative services for VA-1 and VLI-1 in accordance with an Administrative Services Agreement with VA-1 and VLI-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises distributes contracts for VA-1 and VLI-1.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”) a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

Note 8—Federal Income Taxes

Beginning January 1, 1998 TIAA-CREF Life began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts payable to TIAA, included in Other Liabilities on the Statutory Balance Sheet, for federal income taxes were $1,200 and $600 at December 31, 2003 and 2002, respectively.

The components of TIAA-CREF Life’s net deferred tax asset were as follows:

	2003	2002

Gross deferred tax assets	$16,563	$12,339
Gross deferred tax liabilities	—	—
Deferred tax assets non-admitted	14,577	11,345
Change in non-admitted deferred tax assets	$3,232	$11,345

TIAA-CREF Life’s gross deferred tax assets were primarily attributable to differences in required reserves and the capitalization of acquisition costs required by the Code.

TIAA-CREF Life has no deferred tax liabilities that have not been recognized.

The components of TIAA-CREF Life’s income taxes incurred and the change in deferred tax assets and liabilities were, as follows:

For the Years Ended December 31,	2003	2002

Current tax/(benefit)	$11,616	$1,789
Change in deferred tax assets	$991	$994
Change in deferred tax liabilities	—	—

Net change in deferred taxes	$991	$994

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Notes to Statutory—Basis Financial Statements (continued)

TIAA-CREF Life was subject to the domestic federal statutory income tax rate of 35%. TIAA-CREF Life’s effective federal income tax rate for 2003 differs from tax at the statutory income tax rate, as illustrated below:

For the Years Ended December 31,	2003	2002	2001

Net gain/(loss) from operations	$25,276	$(8,253)	$(13,553)
Statutory rate	35%	35%	35%

Tax at statutory rate	8,847	(2,889)	(4,744)
Deferred acquisition costs less amortization	3,150	5,378	1,706
Amortization of interest maintenance reserve	(760)	(266)	(177)
True-up of prior year’s tax	(7)	(366)	(91)
Other adjustments	385	(68)	1,454

Federal income tax expense/(benefit)	$11,615	$1,789	$(1,852)

As of December 31, 2003, TIAA-CREF Life had no net operating loss carryforwards for tax purposes. It had capital loss carryforwards of $6,476 at December 31, 2002 of which $3,208 was used to offset capital gains realized in 2003. The remaining capital loss carry forward of $3,268 from 2002 will expire in 2007.

TIAA-CREF Life incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows:

Year Incurred	Tax Incurred

2002	$2,148
2003	$11,622

Note 9—Pension Plan and Postretirement Benefits

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life’s net expense for the qualified defined contribution plan was approximately $3,000, $2,700 and $1,700 for 2003, 2002 and 2001, respectively, and for other postretirement benefit plans was $502, $300 and $200 for 2003, 2002 and 2001, respectively.

Note 10—Policy and Contract Reserves

At December 31, 2003 and 2002, TIAA-CREF Life’s general account annuity reserves and deposit liabilities had the following characteristics:

	2003		2002

	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal:
At book value without adjustment	$2,478,114	98.4%	$1,991,887	98.7%
At book value less current surrender charge of 5% or more	492	0.0	—	—
At market value	—	—	—	—
Not subject to discretionary withdrawal	41,008	1.6%	25,883	1.3

Total annuity reserves and deposit liabilities	2,519,614	100.0	2,017,770	100.0%

Reconciliation to total policy & contract reserves shown on the balance sheet:
Reserves on other life policies & contracts	15,148		7,395
Reserves on accident & health policies	25,597		14,653

Total policy and contract reserves	$2,560,359		$2,039,818

B- 48    Statement of Additional Information Single Premium Immediate Annuity

Notes to Statutory—Basis Financial Statements (concluded)

TIAA-CREF Life continues to hold additional long-term care insurance reserves in the amount of $5,000 that were established in accordance with regulatory asset and reserve adequacy requirements at December 31, 2001.

Note 11—Concentration of Risk

TIAA-CREF Life received approximately $196,570 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust and the Governor’s Scholarship Program in 2003, which represented approximately 9.6% of TIAA-CREF Life’s total cash provided from all sources in 2003. TIAA-CREF Life also received $129,363 from the state of New York under the New York College Choice program, which represented approximately 6.3% of TIAA-CREF Life’s total cash provided from all sources in 2003. The New York State program expired on July 30, 2003 and assets in the amount of $292,391 were transferred to the new program manager in November, 2003.

TIAA-CREF Life received approximately $80,993 in Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2002 for its Guaranteed Option and the Governor’s Scholarship program. This represented approximately 5.0% of TIAA-CREF Life’s total cash provided from all sources in 2001.

Note 12—Contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life’s financial position or the results of its operations.

Note 13—Subsequent Events

TIAA and its subsidiary, TIAA-CREF Life Insurance Company have entered into a definitive agreement with Metropolitan Life Insurance Company (“MetLife”) under which, after regulatory approval, the companies will enter into a series of agreements including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life will cede to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife.

Single Premium Immediate Annuity Statement of Additional Information    B- 49